Exhibit 99.2

February 4, 2022
NOTICE OF REDEMPTION
TO THE HOLDERS OF
NAVITAS SEMICONDUCTOR CORPORATION
PUBLIC WARRANTS (CUSIP No. 63942X114*)
AND
PRIVATE PLACEMENT WARRANTS
Navitas Semiconductor Corporation (f/k/a Live Oak Acquisition Corp. II), a Delaware corporation (the “Company”), hereby gives notice that it is redeeming (the “Redemption”), at 5:00 p.m. New York City time on March 7, 2022 (the “Redemption Date”), (i) all of the Company’s outstanding warrants (the “Public Warrants”) to purchase shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Common Stock”), that are governed by the Warrant Agreement, dated as of December 2, 2020 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”); and (ii) all of the Company’s outstanding warrants (the “Private Warrants” and, together with the Public Warrants, the “Warrants”) to purchase Common Stock previously issued pursuant to the Private Placement Warrants Purchase Agreement, dated as of December 2, 2020, and also governed by the Warrant Agreement, in each case for a redemption price of $0.10 per Warrant (the “Redemption Price”).
Under the Warrant Agreement, the Company is entitled to redeem the Public Warrants at a redemption price of $0.10 per Warrant if the reported closing price of the Common Stock has been at least $10.00 per share on any 20 trading days within the 30-trading-day period ending three business days before notice of the redemption is given, among other conditions. If the Company elects to exercise that right, the Warrant Agreement requires the Company to concurrently call the Private Warrants for redemption on the same terms as the outstanding Public Warrants if the reported closing price of the Common Stock on any 20 trading days within the same 30-trading-day period is less than $18.00 per share. Both stock price conditions were satisfied as of February 1, 2022, the third business day before the date this Notice of Redemption is being sent. At the direction of the Company, the Warrant Agent is delivering this Notice of Redemption to registered holders of outstanding Warrants.
Warrant holders have until immediately before 5:00 p.m. New York City time on the Redemption Date to exercise their Warrants to purchase Common Stock. If you hold Warrants in “street name” you should immediately contact your broker to determine your broker’s procedure for exercising your Warrants. The act of exercising is VOLUNTARY, meaning holders must instruct their brokers to submit their Warrants for exercise.
The Warrants may be exercised by the holders thereof until immediately before 5:00 p.m. New York City time on the Redemption Date to purchase fully paid and non-assessable shares of Common Stock underlying such Warrants. Payment upon exercise of the Warrants may be made either (i) in cash, at an exercise price of $11.50 per share of Common Stock or (ii) on a “cashless” basis in which the exercising holder will receive a number of shares of Common Stock determined in accordance with the Warrant Agreement and based on the Redemption Date and the Redemption Fair Market Value. The “Redemption Fair Market Value” is determined in accordance with Section 6.2 of the Warrant Agreement based on the volume weighted average price of the Common Stock for the 10 trading days immediately following the date on which notice of redemption is sent to registered holders of the Warrants. The Company will provide Warrant holders with the Redemption Fair Market Value no later than one business day after such 10-trading-day period
*    The CUSIP number appearing herein has been included solely for the convenience of the holders of the Public Warrants. Neither the Company nor the Warrant Agent shall be responsible for the selection or use of any such CUSIP number, nor is any representation made as to its correctness on the Public Warrants or as indicated herein.

ends. Warrants may be exercised on a “cashless” basis regardless of the market value of the Common Stock and even if such value is less than the Warrant exercise price of $11.50 per share. In no event will the number of shares of Common Stock issued in connection with an exercise on a “cashless” basis exceed 0.361 shares of Common Stock per Warrant. If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.
The Public Warrants and the Common Stock are listed on the Nasdaq Stock Market (“Nasdaq”) under the symbols NVTSW and NVTS, respectively. On February 3, 2022, the last reported sale price of the Public Warrants was $2.33 per warrant and the last reported sale price of the Common Stock was $8.96 per share.
TERMS OF REDEMPTION; CESSATION OF RIGHTS
The rights of Warrant holders to exercise their Warrants will terminate at 5:00 p.m. New York City time on the Redemption Date. At 5:00 p.m. New York City time on the Redemption Date and thereafter, holders of unexercised Warrants will have no rights with respect to those Warrants, except to receive the Redemption Price or as otherwise described in this notice for those holding Warrants in “street name”. We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Warrants.
The Company is exercising its right to redeem the Warrants under Section 6.2 of the Warrant Agreement, pursuant to which the Company has the right to redeem all of the outstanding Public Warrants at a redemption price of $0.10 per Warrant if the reported closing price of the Common Stock has been at least $10.00 per share for any 20 trading days within the 30-trading-day period ending three business days prior to the date on which notice of the redemption is given, provided there is an effective registration statement under the Securities Act of 1933 covering the shares of Common Stock issuable upon exercise of the Warrants, and a current prospectus relating thereto is available throughout the period from the date of the Notice of Redemption to the Redemption Date. The reported closing price of the Common Stock was at least $10.00 per share on each of 20 trading days within the 30-trading-day period that ended on and included February 1, 2022 (the third business day before the date this Notice of Redemption is being sent). In addition, under Section 6.2 of the Warrant Agreement, if the Company elects to exercise its right to redeem the Public Warrants and the reported closing price of the Common Stock for any 20 trading days within the same 30-trading-day period is less than $18.00 per share, the Private Warrants must also concurrently be called for redemption on the same terms as the outstanding Public Warrants. The reported closing price of the Common Stock was less than $18.00 per share on each of 20 trading days within the 30-trading-day period that ended on and included February 1, 2022. The share price conditions described above are subject to adjustment pursuant to the Warrant Agreement in certain events that are not applicable to the Redemption.
WARRANT EXERCISE PROCEDURES
Warrant holders have until immediately before 5:00 p.m. New York City time on the Redemption Date to exercise their Warrants for Common Stock on a cash or “cashless” basis, as follows:
•Cash Exercise: Each Warrant entitles the holder thereof to purchase one share of Common Stock at a cash price of $11.50 per Warrant exercised (the “Cash Exercise Price”). Payment of the Cash Exercise Price must be made by wire transfer of immediately available funds. Wire instructions will be provided to The Depository Trust Company (DTC) and will otherwise be provided upon request.
•Cashless Exercise: If exercising on a cashless basis, a holder exercising a Warrant will receive a certain number of shares of Common Stock determined in accordance with the table in Section 6.2 and otherwise on the terms of the Warrant Agreement based on the Redemption Date and the Redemption Fair Market Value (the volume weighted average price of the Common Stock for the 10 trading days immediately following the date on which notice of redemption is sent to registered holders of the Warrants). The Company will provide Warrant holders with the Redemption Fair Market Value no later than one business day after such 10-trading-day period ends. In no event will the number of shares of Common Stock issued in connection with an exercise on a cashless basis exceed 0.361 shares of Common Stock per Warrant. If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.
If you hold Warrants in “street name” you should immediately contact your broker to determine your broker’s procedure for exercising your Warrants. The act of exercising is VOLUNTARY, meaning holders must instruct their brokers to submit the Warrants for exercise.
Persons who are holders of record of Warrants may exercise their Warrants by sending a fully and properly completed Election to Exercise (a form of which is attached hereto as Annex A), duly executed with signature guaranteed by an eligible guarantor institution with membership in an approved signature guarantee medallion program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, and indicating, among other things, the number of Warrants being exercised and whether such Warrants are being exercised on a cash or cashless basis, to the Warrant Agent at the following address:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attention: Compliance Department
Telephone: (212) 509-4000
The method of delivery of the Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.
The fully and properly completed and duly executed Election to Exercise and, if the Warrants are exercised for cash, payment in full of the Cash Exercise Price, must be received by Continental Stock Transfer & Trust Company prior to 5:00 p.m. New York City time, on the Redemption Date. Subject to the following paragraph, any failure to deliver the Warrant Certificate, a fully and properly completed Election to Exercise and, in the case of a cash exercise, the payment in full of the Cash Exercise Price before such time will result in such holder’s Warrants being redeemed (for $0.10 per Warrant) and not exercised.
WARRANTS HELD IN STREET NAME
For those who hold their Warrants in “street name”, broker-dealers will have two trading days after the Redemption Date, or until 5:00 p.m. New York City time on March 9, 2022, to deliver the Warrants to the Warrant Agent, provided that a fully and properly completed and duly executed Notice of Guaranteed Delivery (a form of which is attached hereto as Annex B) together with the fully and properly completed and duly executed Election to Exercise and, in the case of a cash exercise, payment in full of the Cash Exercise Price, is received by the Warrant Agent prior to 5:00 p.m. New York City time on the Redemption Date. Any such Warrant received without the Notice of Guaranteed Delivery or the Election to Exercise having been fully and properly completed and duly executed or, in the case of a cash exercise, without the payment in full of the Cash Exercise Price, will be deemed to have been delivered for redemption (at $0.10 per Warrant), and not for exercise.

PROSPECTUS
A prospectus covering the Common Stock issuable upon the exercise of the Warrants is included in a registration statement on Form S-1 (Registration No. 333-261323) initially filed by the Company with the Securities and Exchange Commission (the “SEC”) on November 24, 2021 and declared effective by the SEC on December 6, 2021. The SEC maintains an Internet website that contains a copy of this prospectus (and any supplements thereto). The address of that website is https://www.sec.gov/. Alternatively, you can obtain a copy of the prospectus (and any supplements thereto) from the Company’s investor relations website at https://ir.navitassemi.com/.
REDEMPTION PROCEDURE
Payment of the Redemption Price will be made by the Company upon presentation and surrender of a Warrant for payment after 5:00 p.m. New York City time on the Redemption Date. Those who hold their Warrants in “street name” should contact their broker to determine their broker’s procedure for redeeming their Warrants.
ADDITIONAL INFORMATION
For additional information, including on how holders may exercise their Warrants, answers to frequently asked questions and copies of the Notice of Redemption (including Election to Exercise form), please visit the Company’s investor relations website at https://ir.navitassemi.com. Questions concerning redemption or exercise of the Warrants may be directed to the Warrant Agent, Continental Stock Transfer & Trust Company, at 1 State Street, 30th Floor, New York, NY 10004, Attention: Compliance Department, or by calling (212) 509-4000.
[Remainder of page left blank. Election to Exercise follows.]

Annex A

ELECTION TO EXERCISE
Holders wishing to exercise their Warrants should complete parts 1 and 2 and (if applicable) part 3 below and sign on the following page.

1.The undersigned hereby irrevocably elects to exercise the right represented by the attached Warrant Certificate with respect to __________________ shares (the “Shares”) of the Class A Common Stock, par value $0.0001 per share (the “Common Stock”), of Navitas Semiconductor Corporation, a Delaware corporation f/k/a Live Oak Acquisition Corp. II (the “Company”), purchasable under the attached Warrant Certificate. Unless the undersigned holder has indicated a lesser number of shares in the blank above, the execution and delivery of this Election to Exercise will be deemed an election to exercise (and “Shares” will be deemed to mean) all shares purchasable pursuant to the attached Warrant Certificate.
The undersigned holder hereby elects the following method of exercise (check only one box):
    Cash Exercise. The undersigned hereby irrevocably elects to exercise the right to purchase the Shares for cash, and accordingly herewith tenders payment for the Shares at the exercise price of $11.50 per Share and in the aggregate amount of $____________, to the order of the Company and in accordance with the terms of the Warrant Agreement and the Notice of Redemption.
    Cashless Exercise. The undersigned hereby irrevocably elects to exercise the right to purchase the Shares on a “cashless” basis in which the undersigned will receive a number of shares of Common Stock determined in accordance with the Warrant Agreement and based on the Redemption Date and the Redemption Fair Market Value. If the undersigned holder would, after taking into account all of such holder’s Warrants exercised hereunder, be entitled to receive a fractional interest in a share of Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.
2.The undersigned requests that the shares issued upon exercise of the Warrant (whether by Cash Exercise or Cashless Exercise) be registered in book-entry form in the name of:
    ,
whose address is:
    ,
and that a statement evidencing the issuance of the shares be delivered to:
    ,
whose address is:
    .
3.If the number of Shares set forth in the first paragraph of this Election to Exercise is less than all of the shares of Common Stock purchasable under the attached Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of:

    ,
whose address is:
    ,
and that such new Warrant Certificate be delivered to:
    ,
whose address is:
    .

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned holder has executed this Election to Exercise on the date set forth below.

Date: _______________________    _____________________________
    (Signature)

    _____________________________
    (Address)

    _____________________________

    _____________________________
    (Tax Identification Number)

Signature Guaranteed:

__________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (OR ANY SUCCESSOR RULE)).

Signature Page to Election to Exercise

Annex B
Notice of Guaranteed Delivery for Exercise of Warrants of Navitas Semiconductor Corporation
(Not to be used for Signature Guarantees)
On February 4, 2022, Navitas Semiconductor Corporation (the “Company”) gave notice that it is redeeming, at 5:00 p.m. New York City time on March 7, 2022 (the “Redemption Date”), all of the Company’s outstanding warrants (the “Warrants”) to purchase shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Common Stock”), for a redemption price of $0.10 per Warrant (the “Redemption Price”), that were issued under the Warrant Agreement, dated as of December 2, 2020, by and between the Company (f/k/a Live Oak Acquisition Corp. II) and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”). Each Warrant entitles the holder thereof to purchase one share of Common Stock for a purchase price of $11.50 per whole share, subject to adjustment.
The rights of Warrant holders to exercise their Warrants will terminate at 5:00 p.m. New York City time on the Redemption Date. At 5:00 p.m. New York City time on the Redemption Date and thereafter, the Warrants will no longer be exercisable and the holders of unexercised Warrants will have no rights with respect to those Warrants, except to receive, upon surrender of their Warrant certificates, the Redemption Price.
This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to exercise any Warrants if the procedure for the exercise of the Warrants cannot be completed on a timely basis before the Redemption Date. In addition to the completion of the Notice of Exercise and, in the case of a cash exercise, the wiring of exercise funds ($11.50 per whole share), a fully and properly completed and executed Notice of Guaranteed Delivery must be delivered to the Warrant Agent at the address set forth below and must include a Guarantee by an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, prior to 5:00 p.m. New York City time on the Redemption Date.
Continental Stock Transfer & Trust Company
1 State Street, Floor 30
New York, NY 10004
Attention: Compliance Department
Telephone: (212) 509-4000
The method of delivery of the Notice of Guaranteed Delivery is at the option and risk of the holder but, if mail is used, registered mail properly insured is suggested. In the case of cash exercise, the exercise funds must be wired to the Warrant Agent. Wire instructions are available at the Depository Trust Company or may be requested directly from the Warrant Agent.
DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN THE ADDRESS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
THIS NOTICE OF GUARANTEED DELIVERY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON AN ELECTION TO PURCHASE OR EXERCISE IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE ELECTION TO PURCHASE OR EXERCISE.
THE GUARANTEE INCLUDED HEREIN AS EXHIBIT 1 MUST BE COMPLETED.

EXHIBIT 1
GUARANTEE
(Not to be used for signature guarantee)
The undersigned, a financial institution that is an “eligible guarantor institution”, as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Warrant Agent the Warrants pursuant to the procedure for book-entry transfer into the Warrant Agent’s account at The Depository Trust Company (DTC), the book-entry transfer facility, and any other documents required by the Notice of Redemption within two trading days after the date hereof. The financial institution understands that a properly completed and duly executed Notice of Guaranteed Delivery and, in the case of a cash exercise, the exercise funds ($11.50 per whole share) must be in possession of the Warrant Agent prior to 5:00 p.m. New York City time on the Redemption Date.
The Eligible Institution that completes this form must communicate the guarantee to the Warrant Agent and must deliver the Warrants within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.
Name of Firm:     _________________________________________________________________
Address:        _________________________________________________________________
        _________________________________________________________________
Area Code and Telephone Number: __________________________________________________

_______________________________________________________________________________
Authorized Signature

_______________________________________________________________________________
Name (print)

_______________________________________________________________________________
Title

Number of Warrants Subject to Guaranteed Delivery: __________________
DTC Number of Firm or Clearing Agent: ___________________
Funds Submitted (if any):______________

Dated: __________________